Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of United Pan Am Financial Corp (the “Company”) on Form 10-Q/A for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Garland Koch certifies in his capacity as Chief Financial Officer and Executive Vice President of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2003, that to his knowledge:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has hereunto signed this Certification as of November 24, 2004.

/s/ Garland W. Koch
Garland Koch Chief Financial Officer & Executive Vice President